UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
July 3, 2008
__________________________

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-16531 (COMMISSION FILE NUMBER)	06-159-7083 (I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue New York, New York 10171 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2008, the board of directors (the “Board”)  of General Maritime Corporation (the “Company”) elected George J. Konomos to fill the vacancy resulting from the death of John O. Hatab, with a term expiring at the Company’s 2011 annual meeting of shareholders. The Board also appointed Mr. Konomos as a member of the Company's audit committee.

Mr. Konomos is a Senior Advisor with Latigo Partners L.P., an alternative asset manager, which he joined in October 2005.  Mr. Konomos was previously the Co-Portfolio Manager at Mellon-HBV Rediscovered Opportunities Fund from 2000 to 2005. Mr. Konomos’ experience prior to joining Mellon-HBV includes eleven years as an Investment Manager at Baker Nye Investments, service as a senior advisor to the World Bank on privatizations and financial restructurings of state owned companies and a 14-year career in investment banking at Lehman Brothers and Samuel Montague & Co.   He has a B.S. in economics from the University of Arizona, an M.A. in economics from American University, and a J.D. from George Washington University Law School.

The Board has determined that Mr. Konomos is independent (as that term is defined under applicable New York Stock Exchange (“NYSE”) rules).  There were no arrangements or understandings between Mr. Konomos and any other person pursuant to which Mr. Konomos became a director. Mr. Konomos has not been a party to any transaction with the Company that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

On July 3, 2008, the Company received official notice from NYSE Regulation, Inc. confirming that, as previously disclosed by the Company, as a result of Mr. Hatab’s death, unless cured by July 11, 2008, the Company would not be in compliance with Section 303A.07(a) of the NYSE Listed Company Manual, which requires each NYSE listed company to have a total of at least three members of its audit committee.  Following the appointment of Mr. Konomos to the Board’s audit committee on July 9, 2008, the Company is in compliance with Section 303A.07(a).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GENERAL MARITIME CORPORATION
                                                 (Registrant)

                                                By: /s/ John C. Georgiopoulos
                                                Name: John C. Georgiopoulos
                                                Title:   Chief Administrative Officer

Date: July 9, 2008